SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2002

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-22158 (Commission File Number)	77-0252226 (IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA (Address of principal executive offices)	95014 (Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report

ITEM 5. Other Events

         On November 15, 2002, we filed a press release announcing that on November 19, 2002 we intend to file our Forms 10-Q for the quarters ended September 30, 2002 and June 30, 2002, and our Form 10-Q/A for the quarter ended March 31, 2002. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements and pro forma financial information

NONE

(b)	Exhibit	Description
	99.1	Press Release of NetManage, Inc. dated November 15, 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By:	/s/ Michael R. Peckham

Michael R. Peckham Senior Vice President and Chief Financial Officer

Date: November 19, 2002

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of NetManage, Inc. dated November 15, 2002